UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

MYOMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38109	47-0944526
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

 One Broadway, 14th Floor

Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

(617) 996-9058

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2017, Myomo, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC as the sole manager (the “Underwriter”), related to the public offering of (i) an aggregate of 4,175,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and (ii) warrants to purchase an aggregate of 4,175,000 shares of Common Stock (the “Investor Warrants”). Each share of Common Stock is being sold together with one Investor Warrant to purchase one share of Common Stock, at a combined public offering price of $2.40 per share of Common Stock and accompanying Investor Warrant, less the underwriting discounts and commissions payable by the Company (the “Offering”). The Underwriter will purchase the Common Stock and Investor Warrants at a discounted price of $2.256 per share of Common Stock and accompanying Investor Warrant, representing a six percent (6.0%) discount to the public offering price. The Company has granted the Underwriter a 45-day option to purchase, at the same price, an aggregate of up to an additional (i) 626,250 shares of Common Stock and/or (ii) Investor Warrants to purchase up to 626,250 shares of Common Stock as may be necessary to cover over-allotments made in connection with the Offering, if any. The Common Stock and/or Investor Warrants purchased under this option may be sold either together or separately in any combination to be determined by the Underwriter.

The Investor Warrants to be issued in the Offering are exercisable beginning on the date of issuance and will expire five years thereafter. The exercise price of the Investor Warrants is $2.95 per share of Common Stock. The exercise price and number of shares of Common Stock issuable upon exercise of the Investor Warrants will be subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction, among other events as described in the Investor Warrants. In the event of a sale of the Company, each holder of Investor Warrants has the right, exercisable at its option, to require the Company to purchase such holder’s Investor Warrants at a price determined using a Black-Scholes option pricing model as described in the Investor Warrants. The Investor Warrants contain full ratchet anti-dilution protection upon the issuance of any common stock, securities convertible into common stock or certain other issuances at a price below the then-existing exercise price of the Investor Warrants, with certain exceptions. The Investor Warrants contain full ratchet anti-dilution protection upon the issuance of any common stock, securities convertible into common stock or certain other issuances at a price below the then-existing exercise price of the Investor Warrants, with certain exceptions.

The Offering is expected to close on December 4, 2017, subject to the satisfaction of customary closing conditions. The net proceeds to the Company are expected to be approximately $9.1 million, assuming no exercise of the Investor Warrants and after deducting underwriting discounts and commissions and payment of other transaction expenses payable by the Company associated with the Offering.

The Offering is being made pursuant to the Company’s registration statement on Form S-1 (File No. 333-221053), which was initially filed with the Securities and Exchange Commission (the “Commission”) on October 20, 2017, subsequently amended and declared effective by the Commission on November 29, 2017, and the Company’s registration statement on Form S-1 (File No. 333-221817) filed under Rule 462(b) of the Securities Act of 1933, as amended, which was effective immediately upon filing.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

Pursuant to the Underwriting Agreement, the Company agreed, subject to certain exceptions, not to offer, issue or sell any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of ninety (90) days following the Offering without the prior written consent of the Underwriter.

The Company has also agreed to issue to the underwriter a warrant (the “Underwriter Warrant”) to purchase a number of shares of Common Stock equal to an aggregate of 1% of the shares of Common Stock and the shares of Common Stock underlying the Investor Warrants sold in this Offering. The Underwriter Warrant will have an exercise price per share equal to the combined public offering price per share of Common Stock and related Investor Warrant in this offering of $2.40 and may be exercised on a cashless basis in certain circumstances specified in the Underwriter Warrant. The Underwriter Warrant is exercisable six months from the date of issuance and will expire three years from the date of issuance. The Underwriter Warrant provides for adjustment in the number and price of such Underwriter Warrant (and the shares of Common Stock underlying such Underwriter Warrant) in the event of a recapitalization, merger or other fundamental transaction.

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The Underwriting Agreement has been attached hereto as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Copies of the Underwriting Agreement, the form of Underwriter Warrant and the form of Investor Warrant to be issued in connection with the Offering are filed herewith as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

On November 30, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of November 30, 2017 by and between Myomo, Inc. and Roth Capital Partners, LLC.

4.1	Form of Underwriter Warrant (incorporated by reference to Exhibit 4.1 contained in the Registrant’s Amendment No. 1 to Registration Statement on Form S-1 filed on November 15, 2017).

4.2	Form of Investor Warrant (incorporated by reference to Exhibit 4.2 contained in the Registrant’s Amendment No. 2 to Registration Statement on Form S-1 filed on November 20, 2017).

99.1	Press release of Myomo, Inc. issued November 30, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2017	Myomo, Inc.

	By:	/s/ Paul R. Gudonis
Paul R. Gudonis
Chairman, Chief Executive Officer and President (principal executive officer)

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